================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          October 29, 1997
                                                   -----------------------------

                               Prime Retail, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     0-23616                    52-1836258
----------------------------       -------------             -------------------
(State of other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)             Identification No.)


          100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                            21202
----------------------------------------                     ----------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code            (410) 234-0782
                                                              --------------

                                   No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

                               PRIME RETAIL, INC.



ITEM 2:  Acquisition or Disposition of Assets


     Reference is made to the Press Release dated October 29, 1997 attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 5:  Other Events

     Reference is made to the Press Release dated October 29, 1997 attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 7:  Financial Statements and Exhibits

                  A.        Financial Statements of Businesses Acquired:
                           Pursuant to Item 7(1)(4) of the Form 8-K, the Company states that it is impracticable to file the required audited financial statements covering the most recent fiscal year and the unaudited interim financial information for the real estate properties acquired at the time this report is filed. Such financial information is expected to be filed on or before December 31, 1997.

                  B.        Pro Forma Financial Information:
                           Pursuant to Item 7(b)(2) of the Form 8-K, the Company states that it is impracticable to file the required pro forma financial information at the time this report is filed. Such pro forma financial information is expected to be filed on or before December 31, 1997.

                  C.        Exhibits:

                           Description                                   Exhibit
                           -----------                                   -------
                           Press Release dated October 29, 1997           10 .1

                               PRIME RETAIL, INC.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PRIME RETAIL, INC.
                                                   (Registrant)

Dated: October 30, 1997


                                                By:    /s/ Robert P. Mulreaney
                                                       -------------------------
                                                Name:  Robert P. Mulreaney
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer

                                  EXHIBIT INDEX
                                  -------------




                                                                         Exhibit
                                                                         -------

Press Release dated October 29, 1997                                       10.1